UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 17, 2006

APTIMUS, INC.
(Exact name of registrant as specified in its charter)

Washington	0-27065	91-1809146
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 Spear Street, Suite #1115
San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(415) 896-2123
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets.

Pursuant to the Asset Purchase Agreement between Aptimus, Inc. (“Aptimus”), High Voltage Interactive, Inc. (“High Voltage”) and the sole shareholder of High Voltage, Paul Epstein, dated August 17, 2006, wherein, Aptimus, through its wholly-owned subsidiary High Voltage Interactive LLC, acquired substantially all of the assets and assumed certain enumerated liabilities of High Voltage. Aptimus evaluated and concluded the property acquisition described in this report requires the filing of financial statements of the acquired properties under Rule 3-05(b) of Regulation S-X.

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by the Aptimus on August 22, 2006 and is being filed to provide the financial statements and pro forma financial information described in Item 9.01 below. The financial statements and information are filed as Exhibits 99.1 and 99.2 to this Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements as of December 31, 2005 and 2004 and for the years then ended, and the unaudited condensed financial statements as of June 30, 2006 and the six months ended June 30, 2006 and 2005 are attached as Exhibit 99.1 hereto and incorporated in their entirety herein by reference.

(b)	Unaudited Pro Forma Financial Information

The unaudited pro forma financial information as of June 30, 2006 and the six months then ended and the unaudited pro forma financial information for the year ended December 31, 2005 are attached as Exhibit 99.2 hereto and incorporated in their entirety herein by reference.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditor, with respect to the financial statements of High Voltage Interactive, Inc.

99.1
Audited financial statements as of December 31, 2005 and 2004 and for the years then ended, and the unaudited condensed financial statements as of June 30, 2006 and the six months ended June 30, 2006 and 2005.

99.2	Unaudited pro forma financial information as of June 30, 2006 and the six months then ended and the unaudited pro forma financial information for the year ended December 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTIMUS, INC.

By:	/s/ JOHN A. WADE
John A. Wade Chief Financial Officer

Date:  November 2, 2006

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EXHIBIT INDEX
Exhibit No.	Description

23.1	Consent of Independent Auditor, with respect to the financial statements of High Voltage Interactive, Inc.

99.1
Audited financial statements as of December 31, 2005 and 2004 and for the years then ended, and the unaudited condensed financial statements as of June 30, 2006 and the six months ended June 30, 2006 and 2005.

99.2	Unaudited pro forma financial information as of June 30, 2006 and the six months then ended and the unaudited pro forma financial information for the year ended December 31, 2005.